UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-14465	IDACORP, Inc.	82-0505802

1221 W. Idaho Street

Boise, Idaho 83702-5627

(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

IDACORP, Inc. ATM Program

On May 20, 2024, IDACORP, Inc. (“IDACORP”) filed a prospectus supplement under the registration statement on Form S-3 (File No. 333-264984-01) originally filed by IDACORP and Idaho Power Company (“IPC”) on May 16, 2022 (the “Prior Registration Statement”) registering an at-the-market program which permitted IDACORP, from time to time, to offer and sell its common stock, no par value (“common stock”), having an aggregate gross sales price of up to $300,000,000 (the “ATM Program”). As of February 21, 2025, IDACORP has sold an aggregate of 801,914 shares of common stock through the ATM Program having an aggregate offering price of $92,353,363, leaving an available balance of $207,646,637 aggregate gross sales price of common stock (the “Remaining Securities”) that IDACORP may offer and sell under the ATM Program.

The Prior Registration Statement will expire on May 16, 2025. On February 21, 2025, IDACORP and IPC filed a new registration statement on Form S-3 (File No. 333-285140) (the “New Registration Statement”) and IDACORP filed a new prospectus supplement to the New Registration Statement registering the Remaining Securities under the ATM Program (the “New Prospectus Supplement”).

A copy of the opinion of Perkins Coie LLP is filed as Exhibit 5.1 to this Current Report relating to the legality of the common stock offered pursuant to the ATM Program under the New Prospectus Supplement and is filed with reference to, and is hereby incorporated by reference into, the New Registration Statement.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described in this report, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities is being made only by means of a prospectus and related prospectus supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description

5.1	Opinion of Perkins Coie LLP

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2025

IDACORP, INC.

By:	/s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer